Exhibit 99.1

Impinj Reports First Quarter 2024 Financial Results

SEATTLE, WA, April 24, 2024– Impinj, Inc. (NASDAQ: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the first quarter ended March 31, 2024.

“2024 started strong, with revenue and profitability exceeding both our fourth-quarter results and first-quarter guidance,” said Chris Diorio, Impinj co-founder and CEO. “As we continue driving our bold vision to connect every item in our everyday world, I remain confident in our market position and energized by the opportunities ahead.”

First Quarter 2024 Financial Summary

•
Revenue of $76.8 million
•
GAAP gross margin of 48.9%; non-GAAP gross margin of 51.5%
•
GAAP net income of $33.3 million, or income of $1.10 per diluted share using 31.4 million shares
•
Adjusted EBITDA of $6.7 million
•
Non-GAAP net income of $6.2 million, or income of $0.21 per diluted share using 28.8 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Second Quarter 2024 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the second quarter of 2024 (in millions, except per share data):

Three Months Ending
June 30, 2024(1)
Revenue	$96.0 to $99.0
GAAP Net income	$5.9 to $7.4
Adjusted EBITDA income	$23.9 to $25.4
GAAP Weighted-average shares — diluted	29.0 to 29.4
GAAP Net income per share — diluted	$0.20 to $0.25
Non-GAAP Net income	$21.7 to $23.2
Non-GAAP Weighted-average shares — diluted(2)	31.7 to 31.9
Non-GAAP Net income per share — diluted(2)	$0.72 to $0.77

(1) The outlook for our revenue and related results for the second quarter ended June 30, 2024 includes $15 million related to recognition of an annual license fee for use of our intellectual property.

(2) Non-GAAP diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

A reconciliation between GAAP and non-GAAP financial measures is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, April 24, 2024 at 5:00 p.m. ET / 2:00 p.m. PT to discuss its first-quarter 2024 results, as well as its outlook for its second-quarter 2024. Interested parties may access the call by dialing +1-412-317-1863. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 3992794.

Management’s prepared written remarks, along with quarterly financial data, will be made available on Impinj’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, investment plans and prospects, statements regarding conditions in the markets in which we compete as well as the broader economy, and our financial guidance and considerations for the second quarter of 2024 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

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For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Strategic Finance

+1-206-315-4470

ir@impinj.com

Media Relations
Jill West
Vice President, Strategic Communications
+1 206-834-1110
jwest@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	March 31, 2024	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$166,852	$94,793
Short-term investments	7,292	18,440
Accounts receivable, net	59,384	54,919
Inventory	87,757	97,172
Prepaid expenses and other current assets	3,120	4,372
Total current assets	324,405	269,696
Property and equipment, net	47,451	44,891
Intangible assets, net	12,207	13,913
Operating lease right-of-use assets	9,107	9,735
Other non-current assets	1,370	1,478
Goodwill	19,343	19,696
Total assets	$413,883	$359,409
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$9,416	$8,661
Accrued compensation and employee related benefits	8,207	8,519
Accrued and other current liabilities	11,694	8,614
Current portion of operating lease liabilities	3,454	3,373
Current portion of deferred revenue	1,672	1,713
Total current liabilities	34,443	30,880
Long-term debt	282,262	281,855
Operating lease liabilities, net of current portion	8,444	9,360
Deferred tax liabilities, net	2,574	2,911
Deferred revenue, net of current portion	237	272
Total liabilities	327,960	325,278
Stockholders' equity:
Common stock, $0.001 par value	28	27
Additional paid-in capital	482,972	463,900
Accumulated other comprehensive income (loss)	(270)	355
Accumulated deficit	(396,807)	(430,151)
Total stockholders' equity	85,923	34,131
Total liabilities and stockholders' equity	$413,883	$359,409

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2024		2023
Revenue	$76,825		$85,897
Cost of revenue	39,277		42,367
Gross profit	37,548		43,530
Operating expenses:
Research and development	22,519		22,435
Sales and marketing	10,176		9,973
General and administrative	13,365		15,564
Amortization of intangibles	1,409		—
Restructuring costs	1,812		—
Total operating expenses	49,281		47,972
Income (loss) from operations	(11,733)		(4,442)
Other income, net	1,292		1,365
Income from settlement of litigation	45,000		—
Interest expense	(1,216)		(1,209)
Income (loss) before income taxes	33,343		(4,286)
Income tax benefit (expense)	1		(72)
Net income (loss) per share attributable to common stockholders:	$33,344		$(4,358)

Net income (loss) per share — basic	$1.22		$(0.17)
Net income (loss) per share — diluted	$1.10	(1)	$(0.17)

Weighted-average shares outstanding — basic	27,357		26,285
Weighted-average shares outstanding — diluted	31,425	(1)	26,285

(1) Diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended
	March 31,
	2024	2023
Operating activities:
Net income (loss)	$33,344	$(4,358)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,909	1,793
Stock-based compensation	11,790	10,224
Restructuring equity modification expense	366	—
Accretion of discount or amortization of premium on investments	(67)	(766)
Amortization of debt issuance costs	407	400
Deferred tax expense	(278)	—
Revaluation of acquisition-related contingent consideration liability	907	—
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(4,503)	(10,970)
Inventory	9,400	(39,412)
Prepaid expenses and other assets	1,355	1,389
Accounts payable	1,878	14,650
Accrued compensation and employee related benefits	(292)	(2,006)
Accrued and other liabilities	2,182	4,472
Operating lease right-of-use assets	614	695
Operating lease liabilities	(820)	(891)
Deferred revenue	(52)	(1,780)
Net cash provided by (used in) operating activities	60,140	(26,560)
Investing activities:
Proceeds from sales of investments	—	13,372
Proceeds from maturities of investments	11,248	34,136
Purchases of property and equipment	(6,202)	(7,582)
Net cash provided by investing activities	5,046	39,926
Financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	6,917	4,520
Net cash provided by financing activities	6,917	4,520
Effect of exchange rate changes on cash and cash equivalents	(44)	—
Net increase in cash and cash equivalents	72,059	17,886
Cash and cash equivalents
Beginning of period	94,793	19,597
End of period	$166,852	$37,483

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA and non-GAAP net income (loss), as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; other income, net; interest expense; acquisition related expense and related purchase accounting adjustments; and income tax benefit (expense). During the year ended December 31, 2023, we revised our definition of adjusted EBITDA to exclude acquisition related expenses, related purchase accounting adjustments, and amortization of intangibles in connection with our Voyantic Oy acquisition. During the three months ended March 31, 2024, we further revised our definition of adjusted EBITDA to exclude settlement income. We have excluded these items because we do not believe they reflect our core operations and us excluding them enables more consistent evaluation of our operating performance. The revision to our definition of adjusted EBITDA did not impact adjusted EBITDA for any previously reported periods because there was no impact of a similar nature in such prior periods affecting comparability.

Non-GAAP Net Income (Loss)

We define non-GAAP net income as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; acquisition related expense and related purchase accounting adjustments; and the corresponding income tax impacts of adjustments to net income (loss).

During the year ended December 31, 2023, we revised our definition of non-GAAP net income to adjust for acquisition related expenses, related purchase accounting adjustments, and amortization of intangibles in connection with our Voyantic Oy acquisition. During the three months ended March 31, 2024, we further revised our definition of non-GAAP net income to exclude settlement income. The revisions to our definition of non-GAAP net income did not impact non-GAAP net income for any previously reported periods because there was no impact of a similar nature in such prior periods affecting comparability.

Additionally, during the year ended December 31, 2023, we revised our definition of non-GAAP net income (loss) to adjust for income tax effects of adjustments to net income (loss), calculated at the statutory rate for current and historical periods. We have revised the prior period amounts to conform to our current period presentation.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended
	March 31,
	2024	2023
GAAP Gross margin	48.9%	50.7%
Adjustments:
Depreciation and amortization	2.0%	1.2%
Purchase accounting adjustments	0.0%	0.0%
Stock-based compensation	0.6%	0.5%
Non-GAAP Gross margin	51.5%	52.4%

GAAP Net income (loss)	$33,344	$(4,358)
Adjustments:
Depreciation and amortization	3,909	1,793
Stock-based compensation	11,790	10,224
Restructuring costs	1,812	—
Acquisition related expenses	907	1,042
Other income, net	(1,292)	(1,365)
Income from settlement of litigation	(45,000)	—
Interest expense	1,216	1,209
Income tax expense (benefit)	(1)	72
Adjusted EBITDA	$6,685	$8,617

GAAP Net income (loss)	$33,344	$(4,358)
Adjustments:
Depreciation and amortization	3,909	1,793
Stock-based compensation	11,790	10,224
Restructuring costs	1,812	—
Acquisition transaction expenses	907	1,042
Income from settlement of litigation	(45,000)	—
Income tax effects of adjustments (1)	(591)	(818)
Non-GAAP Net income	$6,171	$7,883

Non-GAAP Net income per share — diluted	$0.21	$0.28

GAAP Weighted-average shares — diluted	31,425	26,285
Dilutive shares from stock plans	—	2,268
Anti-dilutive shares from convertible debt	(2,589)	—
Non-GAAP Weighted-average shares — diluted	28,836	28,553
(1) The tax effects of the adjustments are calculated using the statutory rate, taking into consideration the nature of the item and relevant taxing jurisdictions.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
June 30,
2024
GAAP Net income	$6,668
Adjustments:
Forecasted Depreciation and amortization	3,159
Forecasted Stock-based compensation	14,865
Forecasted Interest expense	1,258
Forecasted Other income, net	(1,300)
Forecasted Income tax expense	(50)
Adjusted EBITDA	$24,600

GAAP Net income	$6,668
Adjustments:
Forecasted Depreciation and amortization	3,159
Forecasted Stock-based compensation	14,865
Forecasted Income tax effects of adjustments	(2,201)
Non-GAAP Net income	$22,491

GAAP Net income per share — diluted	$0.23
Non-GAAP Net income per share — diluted(1)	$0.75

GAAP weighted-average shares — diluted	29,200
Dilutive shares from convertible debt	2,600
Non-GAAP weighted-average shares — diluted(1)	31,800

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.